FAM VARIABLE SERIES FUNDS, INC.
              MERCURY INTERNATIONAL VALUE V.I. FUND


                Supplement dated November 15, 2005 to the
                        Prospectus dated May 1, 2005


The following changes are made to the Prospectus of Mercury International Value V.I. Fund (the "Fund").

The section captioned "How the Fund Invests" beginning on page 9 of the Fund's Prospectus is amended to add the following sentence immediately under the heading "Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies."

The Fund may invest a portion of its assets in securities of issuers located in emerging markets.